Exhibit 99.1

VeriSign Reports Fourth Quarter and Fiscal 2007 Results

Exceeds Revenue Guidance; Moves Forward with Strategic Plan

MOUNTAIN VIEW, CA – January 31, 2008 – VeriSign, Inc. (Nasdaq: VRSN), the leading provider of Internet infrastructure for the networked world, today reported financial results for the fourth quarter and fiscal year ended December 31, 2007.

Q4 2007 Financial Results

VeriSign reported total revenue of $386 million for the fourth quarter of 2007. On a GAAP basis, VeriSign reported a net loss of $196 million for the fourth quarter of 2007 and a net loss per share of $0.88. These results include our best estimate of a non-cash impairment charge of $210 million associated with the digital content and messaging business.

On a non-GAAP basis (which excludes the items described below), VeriSign reported net income of $70 million for the fourth quarter of 2007 and earnings per share of $0.30 per fully-diluted share. A table reconciling the GAAP to non-GAAP results reported above is appended to this release.

“VeriSign’s core businesses and our strong operational execution continue to yield solid growth,” said Bill Roper, president and chief executive officer of VeriSign. “Our fourth quarter results support our decision to focus on our core strengths in Internet infrastructure. We are on track to deliver on the business strategy we outlined at our analyst day late last year.”

2007 Financial Results

For the year ended December 31, 2007, VeriSign reported total revenue of $1.5 billion, excluding $12 million from discontinued operations.

On a GAAP basis, VeriSign reported a net loss of $120 million for 2007 and loss per share of $0.50.

On a non-GAAP basis (which excludes the items described below), VeriSign reported net income excluding Jamba and Jamba Services of $251 million for 2007 and earnings per share of $1.03 per fully-diluted share.

“We met our financial goals for the fourth quarter, closing out a solid year as non-GAAP operating margin excluding Jamba improved over 650 basis points from year ago results,” said Bert Clement, chief financial officer of VeriSign. “The combination of a strong business model and operational rigor resulted in healthy operating cash flow of over $450 million and notable improvements in our balance sheet as we ended the year with strong cash and record deferred revenue.”

Non-GAAP results exclude the following items which are included under GAAP: amortization of intangible assets, impairment of goodwill, acquired in-process R&D, stock-based compensation, former CEO severance, non-recurring costs and settlements, restructuring, impairments and other charges (reversals), net gain or loss on the sale or impairment of investments, gain or loss on the sale of a subsidiary, unrealized gain on Jamba JV call option, realized and unrealized gains and losses on embedded derivative, and stock option investigation costs. A table reconciling the GAAP to non-GAAP net income is appended to this release.

Internet Services Group

•	The Internet Services Group (ISG) – which includes Naming, SSL and Security Services – delivered $245 million of revenue in the fourth quarter of 2007, up 20% year over year.

•

VeriSign Naming Services ended the quarter with approximately 80.4 million active domain names in the adjusted zone for .com and .net, representing a 4% increase over Q3 2007 and 24% increase year over year.

•	VeriSign Naming Services also registered 18.0 million new and renewed domain names in .com and .net during the fourth quarter.

•	VeriSign SSL Services issued approximately 233,000 new and renewal certificates in Q4, bringing the total installed base to 938,000, up 3% from Q3 2007 and an increase of 16% year over year.

Communications Services Group

•

VeriSign Communications Services Group (CSG) – which provides intelligent communications, commerce and content services to telecommunications carriers, media and entertainment companies, and next-generation service providers – delivered revenues of $142 million in the fourth quarter of 2007, up 4% year over year excluding Jamba and Jamba Services.

Additional Financial and Business Highlights

•	During the quarter, the company repurchased 6.6 million shares of common stock at an average price of $30.70.

•

VeriSign ended the fourth quarter with Cash, Cash Equivalents, Restricted Cash and Short-term Investments of $1.4 billion, an increase of approximately $255 million from the prior quarter, and an increase of $675 million over last year.

•	Capital expenditures were approximately $58 million for the fourth quarter and approximately $152 million for the year.

•	Deferred revenue on the balance sheet was $739 million as of December 31, 2007, an increase of $28 million from the prior quarter and up $131 million year-over-year.

•	Net days sales outstanding (Net DSO), which takes into account the change in deferred revenue balances, was 44 days at the end of Q4.

•	VeriSign announced at its Analyst Day on November 14, 2007 its intention to focus on Internet infrastructure services and, as a result, divest itself of a number of businesses over the course of 2008.

•

Timothy Tomlinson was appointed to the company’s Board of Directors on November 5, 2007. He serves on the Audit Committee and the Compensation Committee. Mr. Tomlinson was previously a member of VeriSign’s Board of Directors from 1995 until 2002.

•

Ken Silva has been named the company’s Chief Technology Officer. Mr. Silva has more than 20 years of experience in security and telecommunications and previously held the position of Chief Security Officer at VeriSign.

Today’s Conference Call

VeriSign will host a live teleconference call today at 2:00 pm (PST) to review the quarter’s results. The call will be accessible by direct dial at (888) 676-VRSN (US) or (913) 312-1505 (international). A listen-only live web cast and accompanying slide presentation of the earnings conference call will also be available at http://investor.verisign.com. A replay of this call will be available at (888) 203-1112 or (719) 457-0820 (passcode: 1256242) beginning at 5:00 pm (PDT) on January 31 and will run through February 6. This press release and the financial information discussed on today’s conference call are available on the Investor Relations section of the VeriSign website at http://investor.verisign.com.

About VeriSign

VeriSign, Inc. (Nasdaq: VRSN) operates intelligent infrastructure services that enable and protect billions of interactions every day across the world’s voice, video and data networks. Additional news and information about the company is available at www.verisign.com.

VRSNF

Contacts

Investor Relations: Ken Bond, kbond@verisign.com, 650-426-3744

Media Relations: Lisa Malloy, lmalloy@verisign.com, 202-270-7600

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Statements in this announcement other than historical data and information constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties that could cause VeriSign’s actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, among others, the uncertainty of future revenue and profitability and potential fluctuations in quarterly operating results due to such factors as increasing competition and pricing pressure from competing services offered at prices below our prices and market acceptance of our existing services, the inability of VeriSign to successfully develop and market new services, and the uncertainty of whether new services as provided by VeriSign will achieve market acceptance or result in any revenues and the risk acquired businesses will not be integrated successfully and unanticipated costs of such integration. More information about potential factors that could affect the company’s business and financial results is included in VeriSign’s filings with the Securities and Exchange Commission, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and quarterly reports on Form 10-Q and Current Reports on Form 8-K. VeriSign undertakes no obligation to update any of the forward-looking statements after the date of this press release.

VERISIGN, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share data)

(Unaudited)

	December 31, 2007	December 31, 2006
Assets
Current assets:
Cash and cash equivalents	$1,376,722	$478,749
Short-term investments	1,011	198,656
Accounts receivable, net	208,799	241,570
Prepaid expenses and other current assets	116,758	294,955
Deferred tax assets	43,288	81,773
Current assets of discontinued operations	—	36,661

Total current assets	1,746,578	1,332,364

Property and equipment, net	626,174	605,292
Goodwill	1,059,473	1,442,493
Other intangible assets, net	184,383	333,430
Restricted cash	46,936	49,437
Long-term deferred tax assets	282,337	179,023
Other assets, net	59,952	25,214
Investment in unconsolidated entities	112,351	—
Long-term assets of discontinued operations	—	7,000

Total long-term assets	2,371,606	2,641,889

Total assets	$4,118,184	$3,974,253

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$372,813	$681,996
Accrued restructuring costs	2,878	3,818
Deferred revenue	552,070	448,414
Short-term debt	—	199,000
Deferred tax liabilities	6,619	1,448
Current liabilities of discontinued operations	—	24,601

Total current liabilities	934,380	1,359,277

Long-term deferred revenue	186,719	159,439
Long-term accrued restructuring costs	1,473	937
Long-term debt	1,265,296	—
Long-term tax liability	37,801	—
Other long-term liabilities	540	5,175
Long-term deferred tax liabilities	88,955	24,849

Total long-term liabilities	1,580,784	190,400

Total liabilities	2,515,164	1,549,677
Commitments and contingencies
Minority interest in subsidiaries	54,486	47,716
Stockholders’ equity:
Preferred stock - par value $.001 per share Authorized shares: 5,000,000 Issued and outstanding shares: none	—	—
Common stock - par value $.001 per share Authorized shares: 1,000,000,000 Issued and outstanding shares: 222,849,348 and 243,844,122 (excluding 73,720,953 and 35,471,662 shares held in treasury at December 31, 2007 and December 31, 2006, respectively )	297	279
Additional paid-in capital	22,557,446	23,314,476
Accumulated deficit	(21,011,184)	(20,929,497)
Accumulated other comprehensive loss	1,975	(8,398)

Total stockholders’ equity	1,548,534	2,376,860

Total liabilities and stockholders’ equity	$4,118,184	$3,974,253

VERISIGN, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Revenues	$386,436	$408,639	$1,496,289	$1,562,998
Cost and expenses
Cost of revenues	148,057	148,723	596,517	574,762
Sales & marketing	68,381	98,299	276,632	376,508
Research & development	38,872	36,812	160,185	129,256
General & administrative	73,269	67,731	261,130	256,592
Restructuring, impairments & other charges	(935)	(192)	43,262	(4,471)
Impairment of goodwill (1)	210,000	—	210,000	—
Amortization of intangible assets	25,371	31,957	116,064	122,767
Acquired in-process R&D	—	—	—	16,700

Total costs & expenses	563,015	383,330	1,663,790	1,472,114

Operating (loss) income	(176,579)	25,309	(167,501)	90,884
Other income, net	9,972	4,377	96,004	42,643

Income (loss) from continuing operations before income taxes, earnings from unconsolidated entities and minority interest	(166,607)	29,686	(71,497)	133,527
Income tax (expense) benefit	(23,389)	(59,904)	(47,260)	243,648
Earnings from unconsolidated entities, net of tax	(4,430)	—	(2,018)	—
Minority interest, net of tax	(1,299)	(751)	(3,840)	(2,875)

Net (loss) income from continuing operations	(195,725)	(30,969)	(124,615)	374,300
Net income from from discontinued operations, net of tax	—	1,437	3,573	4,715
Gain on sale of discontinued operations, net of tax	—	—	1,357	—

Net (loss) income	$(195,725)	$(29,532)	$(119,685)	$379,015

Basic net income (loss) per share from:
Continuing operations	$(0.88)	$(0.13)	$(0.52)	$1.53
Discontinued operations	—	0.01	0.02	0.02

Net (loss) income	$(0.88)	$(0.12)	$(0.50)	$1.55

Diluted net income (loss) income per share from:
Continuing operations	$(0.88)	$(0.13)	$(0.52)	$1.51
Discontinued operations	—	0.01	0.02	0.02

Net (loss) income	$(0.88)	$(0.12)	$(0.50)	$1.53

Shares used in per share computation:
Basic	223,274	243,832	237,707	244,421

Diluted	223,274	243,832	237,707	247,073

Stock-based compensation
Cost of revenue	$6,283	$4,522	$20,928	$14,696
Sales & marketing	6,716	4,013	22,933	15,237
Research & development	4,322	3,069	14,920	10,437
General & administrative	6,898	5,281	35,822	24,346

Total stock-based compensation	$24,219	$16,885	$94,603	$64,716

(1)	Best estimate of a non-cash impairment loss associated with the digital content and messaging business. The Company is currently finalizing its valuation analysis.

VERISIGN, INC. AND SUBSIDIARIES

STATEMENTS OF OPERATIONS RECONCILIATION

(In thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Revenue reconciliation
Revenue from continuing operations	$386,436	$408,639	$1,496,289	$1,562,998
Revenue from discontinued operations (1)	—	3,589	11,869	12,162

Revenue including discontinued operations	$386,436	$412,228	$1,508,158	$1,575,160

(1)    For the twelve months ended December 31, 2007, revenue from discontinued operations represents activity related primarily to the Jamba Services business. VeriSign previously provided investors and analysts forecasts for the period that included revenue up until an estimated disposition date of the business. For the three and twelve months ended December 31, 2006, revenue from discontinued operations represents activity related to both Jamba Services and the Payments Gateway business. For GAAP purposes, revenue from these and all periods are reclassified to net income from discontinued operations.

Statements of operations reconciliation
Net income on a GAAP basis	$(195,725)	$(29,532)	$(119,685)	$379,015
Amortization of intangible assets	25,371	31,957	116,064	122,767
Impairment of goodwill (2)	210,000	—	210,000	—
Acquired in-process research and development	—	—	—	16,700
Stock-based compensation (3)	24,219	16,872	94,603	64,577
Former CEO severance	—	—	10,430	—
Non-recurring costs and settlements	14,914	164	16,284	3,665
Restructuring, impairments and other charges (reversals)	(935)	(192)	43,262	(4,471)
Net (gain) loss on sale of investments	(2,280)	2	1,150	(20,282)
Net (gain) loss on sale of subsidiary	1,260	—	(75,096)	—
Unrealized (gain) on Jamba JV call option	(3,178)	—	(10,925)	—
Stock option investigation costs	—	4,103	7,896	9,119
Embedded derivative on debt offering	2,712	—	15,296	—
Income from discontinued operations	—	(1,437)	(3,573)	(4,715)
Income tax expense (benefit)	23,389	59,904	47,260	(243,648)

Non-GAAP continuing operations income before income taxes	99,747	81,841	352,966	322,727
Non-GAAP tax rate in lieu of the GAAP rate (4)	(29,924)	(24,552)	(105,890)	(96,818)

Net income from continuing operations on a non-GAAP basis	$69,823	$57,289	$247,076	$225,909

Net income from discontinued operation, net of tax	—	1,437	3,573	4,715

Net income on a non-GAAP basis	$69,823	$58,726	$250,649	$230,624

Statements of operations reconciliation per share
Diluted net income (loss) per share on a GAAP basis	$(0.88)	$(0.12)	$(0.50)	$1.53
Diluted net loss (income) per share on a GAAP basis	0.02	—	0.01	—
Amortization of intangible assets	0.11	0.13	0.48	0.50
Impairment of goodwill	0.91	—	0.86	—
Acquired in-process research and development	—	—	—	0.07
Stock-based compensation	0.11	0.07	0.39	0.26
Former CEO severance	—	—	0.04	—
Non-recurring costs and settlements	0.06	—	0.07	0.01
Restructuring, impairments and other charges (reversals)	—	—	0.18	(0.02)
Net (gain) loss on sale of investments	(0.01)	—	—	(0.08)
Net (gain) loss on sale of subsidiary	0.01	—	(0.31)	—
Unrealized (gain) on Jamba JV call option	(0.01)	—	(0.04)	—
Stock option investigation costs	—	0.02	0.03	0.04
Embedded derivative on debt offering	0.01	—	0.06	—
Income from discontinued operations	—	(0.01)	(0.01)	(0.02)
Income tax expense (benefit)	0.10	0.24	0.19	(0.99)

Non-GAAP continuing operations income before income taxes	0.43	0.33	1.45	1.30
Non-GAAP tax rate in lieu of the GAAP rate	(0.13)	(0.10)	(0.43)	(0.39)

Non-GAAP net income from continuing operations basis	0.30	0.23	1.02	0.91

Net income from discontinued operation, net of tax	—	0.01	0.01	0.02

Diluted net income per share on a non-GAAP basis	$0.30	$0.24	$1.03	$0.93

Shares used in calculation of net (loss) income per share	229,583	247,088	243,170	247,073

(2)	Best estimate of a non-cash impairment loss associated with the digital content and messaging business. The Company is currently finalizing its valuation analysis.

(3)	Three and twelve months ended December 31, 2006 excludes $13 and $139 of stock-based compensation included in discontinued operations.

(4)	Non-GAAP tax is calculated as 30% of Net income from continuing operations, excluding Minority interest and Earnings from unconsolidated subsidiaries, which are presented net of tax on the Statement of Operations.

VeriSign provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). Along with this information, we typically disclose and discuss certain non-GAAP financial information in our quarterly earnings release, on investor conference calls and during investor conferences and related events. This non-GAAP financial information does not include the following types of financial measures that are included in GAAP: amortization of intangible assets, impairment of goodwill, acquired in-process R&D, stock-based compensation, former CEO severance, non-recurring costs and settlements, restructuring, impairments and other charges (reversals), net gain or loss on the sale or impairment of investments, gain or loss on the sale of a subsidiary, unrealized gain on Jamba JV call option, realized and unrealized gains and losses on embedded derivative, and stock option investigation costs. Non-GAAP financial information is also adjusted for a 30% tax rate which differs from the GAAP tax rate.

Management believes that this non-GAAP financial data supplements our GAAP financial data by providing investors with additional information that allows them to have a clearer picture of the company’s core operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. We believe that the non-GAAP information enhances the investors’ overall understanding of our financial performance and the comparability of the company’s operating results from period to period. Above, we have provided a reconciliation of the non-GAAP financial information that we provide each quarter with the comparable financial information reported in accordance with GAAP for the given period.